COLDWELL BANKER
IRELAND
PENROSE &
O'SULLIVAN

EATON HOUSE
RATHCOOLE
CO. DUBLIN, IRELAND

+353 (1) 412 4121 PHONE
+353 (1) 412 4122 FAX
penroseosullivan@coldwellbanker.ie
www.coldwellbanker.ie

Ms. Bernie Walsh,
Bernie@nephros.ie
Nephros International Ltd

30th November 2008.

RE: Office 6 Eaton House, Main St., RATHCOOLE, CO. DUBLIN
SUBJECT TO CONTRACT/CONTRACT DENIED

Dear Bernie,

I refer to our recent discussions and confirm that we are prepared to proceed on the following terms:

i. *Proposed Lessee*: Nephros International Ltd

ii. *Proposed Lessor*: Coldwell Banker Penrose & O'Sullivan. With an address at 6 Eaton House, Main St., Rathcoole, Co. Dublin.

iii. *Property:* Rear Office Unit 6, Eaton House, Rathcoole, Co. Dublin with use of the Boardroom, Kitchen & toilet facilities.

iv. *Lease Term:* 6 Months beginning at 1st of March 2009, renewable dependant on business views, for either a 12 month period or a rolling 6 month lease.

v. *Notice period:* 3 calendar months notice is applicable to both parties, should they wish to terminate the lease agreement.

vi. *VAT*: VAT is payable & all figures are VAT exclusive.

vii. *Deposit*: A deposit of €1,000 is payable by the 31st of November 2008, to Coldwell Banker Penrose & O'Sullivan.

viii. *Rent*: The yearly rental is €8,820, payable at €735 by Direct Debit at the beginning of each month in advance. To be invoiced accordingly.

ix. *Rates & Service Charges*: To be included in the rental amount.

x. *Broadband*: Cost of Broadband will be included in the rental amount.

xi. *Phones*: The proposed Lessee will install a new phone line, the cost of which will be covered by the Lessee, & will install their own IT server in the existing comms. room cost of set-up will be covered by the Lessee.

COLDWELL BANKER
IRELAND
PENROSE &
O'SULLIVAN

EATON HOUSE
RATHCOOLE
CO. DUBLIN, IRELAND

+353 (1) 412 4121 PHONE
+353 (1) 412 4122 FAX
penroseosullivan@coldwellbanker.ie
www.coldwellbanker.ie

xii. *Insurance*: Access to the shared areas i.e. Kitchen, toilet facilities, meeting room & comms room is available to the Lessee, with responsibility for insurance resting with Coldwell Banker Penrose & O'Sullivan.

xiii. *Access*: Access is free & unrestricted, a key will be provided & a fob to gain access to the car park.

If we can be of any further assistance to you at any stage, please do not hesitate to contact us.

Signed

Rory Penrose
Coldwell Banker Penrose & O'Sullivan

Signed

G. Kochanski
Nephros International Ltd.

Nephros

Nephros Inc.
41, Grand Avenue
River Edge
New Jersey, NJ 07661
U.S.A.
Tel: +1 201 343 5202
Fax: +1 201 343 5207

Nephros International Ltd
Unit 6 Eaton House
Rathcoole
Co.Dublin
Ireland
Tel: + 353 1 401 3433
Fax + 353 1 412 4122
info@nephros.ie
www.nephros com

Amendment to Office Lease Coldwell Banker dated 30/11/2008

Meeting on 14/04/2010 between James O Sullivan , Bernie Walsh and Rory Penrose.

The lease notice as referred to in point v of the lease dated 30/11/2008 is three months . Nephros International requested that notice be amended to one months calendar notice applicable on either side . Coldwell Banker agrees this amendment to the original notice..

A car parking fob has not yet been provided although the original contract provided for it. Nephros International is currently paying for parking at a rate of €16 per week and has brought this to the attention of Coldwell Banker who will seek to provide a fob.

The broadband included in the original contract is not being provided as Nephros International is required to maintain a separate server. The contract cost allowed for broadband is €35 on top of the monthly rental of €700. No amendment is being sought for broadband costs not provided as this arrangement is at the request of Nephros International.

A deposit of €1,000 was paid to secure the office in February 2009. This deposit may be used in lieu of a final month's rent in the event of sufficient notice being served by either party and any balances outstanding being payable by cheque. The direct debit would be cancelled and replaced by the deposit in this event.

Nephros International requires one months calendar notice in writing of any event that would prevent it from unrestricted use of the office and facilities or would adversely impact the operation of it's business.

I have read and accept these points as reflecting accurately the amendments and agreements in relation to the original contract discussed on this day.

James O Sullivan

On Behalf of Coldwell Banker

Date 14/4/2010

Bernie Walsh

On behalf of Nephros International Ltd

Date: 14/4/2010

April 14, 2010